SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             October 7, 2004
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                          LKA INTERNATIONAL, INC.
                          ------------------------
           (Exact name of registrant as specified in its charter)



   Delaware                       000-17106                      91-1428250
   --------                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                          3724 47th Street Ct. N.W.
                        Gig Harbor, Washington 98335
                        ----------------------------
                   (Address of Principal Executive Offices)

                               (253) 851-7486
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation F D Disclosure.
            --------------------------

          See the Press Release attached hereto and incorporated herein by reference as Exhibit 99.1. See Item 9.01.

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

         (c) Exhibits.

Description of Exhibit                          Exhibit Number
----------------------                          --------------

Press Release dated October 7, 2004                  99.1

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   LKA INTERNATIONAL, INC.

Dated: 10/07/04                                    /s/ Kye A. Abraham
       -----------------                           --------------------------
                                                   Kye A. Abraham
                                                   President, Chairman
                                                   of the Board and
                                                   Director